SECURED PROMISSORY NOTE


$ 537,500.00                                                    Denver, Colorado
                                                              September 13, 1999


                  FOR VALUE RECEIVED, Robert G. Blatz (the "Borrower"), hereby promises to pay to the order of Asset Investors Operating Partnership, L.P., a Delaware limited partnership (the "Lender"), the principal sum of FIVE HUNDRED THIRTY-SEVEN THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($537,500), in lawful money of the United States of America, on September 12, 2009 (the "Repayment Date"), together with accrued and unpaid interest thereon from the date hereof.

                  1. Interest Rate. The outstanding principal amount of this Note, together with all accrued and unpaid interest thereon, shall bear interest at a rate per annum equal to 7.50%.

                  2. Interest Payments. Interest payments on the Note shall be payable quarterly on March 1, June 1, September 1 and December 1 of each year through the Repayment Date. Interest shall be calculated on the basis of a year comprised of twelve (12) thirty (30) day months. Each payment on this Note shall be credited first to interest on past due interest, then to past due interest, then to accrued interest and then to principal.

                  3. Method of Payment. All payments hereunder shall be made by check at 3410 S. Galena Street, Suite 210, Denver, Colorado 80231, or at such other place as the Lender shall designate to the Borrower in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day, and such extension of time shall be taken into account in calculating the amount of interest payable under this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of Colorado.

                  4. Prepayment. The Borrower shall have the right to prepay the principal amount hereof in full or in part, together with all accrued interest on the amount prepaid to the date of such prepayment, at any time without penalty.




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                  5.  Termination  of  Employment.  Upon the  occurrence  of the termination for any reason of the Borrower's employment with the Lender or its affiliates (a "Termination Event"), the Lender shall, by notice in writing to the Borrower, declare this Note and the principal of and accrued interest on this Note and all other charges owing to the Lender to be, and the same shall upon such notice forthwith become, due and payable on the thirtieth day following such Termination Event; provided, however, that, if such Termination Event occurs on or after a Change in Control (as defined herein), such amounts shall not be due and payable prior to the last day of the twelve (12) month period following such Termination Event.

                  6. Security. Pursuant to the Security and Pledge Agreement, dated as of the date hereof (the "Security Agreement"), by and between the Lender and the Borrower, the obligations of the Borrower hereunder are secured by the Collateral (as defined in the Security Agreement), and the holder of this
Note is entitled to the benefits of the Collateral.

                  7. Limited Recourse. Except for recourse against the Collateral as provided in the Security and Pledge Agreement, recourse for the payment of the principal of or interest on this Note or for any claim based hereon (including costs of collection) against the Borrower shall be limited to an amount equal to (a) 25% of the original principal amount of this Note, less
(b) any prepayments of the principal amount of this Note, all liability in excess of such amount being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  8. Events of Default. Each of the following events shall constitute an "Event of Default" hereunder (whether it shall be voluntary or involuntary or occur or be effected by operation of law or otherwise): (a) the Borrower's failure to pay, within 15 days after the date when such payment is due, any payment of principal or interest on this Note; (b) the Borrower's failure to observe or perform any covenant or agreement contained in this Note (other than that set forth in clause (a) above) or the Security Agreement; (c) if any representa tion, warranty, certification or statement made by the Borrower in this Note, the Security Agreement or in any certificate or other document delivered pursuant to this Note or the Security Agreement shall prove to have been incorrect in any material respect when made or deemed made; (d) the insolvency of the Borrower; (e) the appointment of a receiver or a trustee of all or part of the Borrower's property; (f) an assignment for the benefit of the Borrower's creditors; (g) the

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filing of a petition in bankruptcy by or against the Borrower;  (h) the commence ment of any proceeding by or against the Borrower under any bankruptcy or insolvency law or any law relating to the relief of debtors or readjustment of
indebtedness;   (i)  the  appointment  of  a  receiver,  custodian,  trustee  or liquidator for any part of the assets or property of the Borrower; (j) the failure of the Borrower generally to pay his or her debts as they become due; and (k) the failure of the Lender to have a first priority security interest in the Collateral.

                  9.       Remedies.

                  (a) Upon the occurrence of any Event of Default, the holder of this Note may, by notice in writing to the Borrower, declare this Note and the principal of and accrued interest on this Note and all other charges owing to the Lender to be, and the same shall upon such notice forthwith become, due and payable. Upon the occurrence of an Event of Default, the holder of this Note may, in addition to all rights and remedies available to it at law, exercise any or all of its rights under the Security Agreement.

                  (b) No failure or delay by the holder of this Note in exercising any remedy, right, power or privilege under this Note or the Security Agreement shall operate as a waiver of such remedy, right, power or privilege, nor shall any single or partial exercise of such remedy, right, power or privilege preclude any other or further exercise of such remedy, right, power or privilege. No remedy, right, power or privilege conferred upon or reserved to the holder of this Note by this Note or the Security Agreement is intended to be exclusive of any other remedy, right, power or privilege provided or permitted by this Note, the Security Agreement or by law, but each shall be cumulative and in addition to every other remedy, right, power or privilege so provided or permitted and each may be exer cised concurrently or independently from time to time and as often as may be deemed expedient by the holder of this Note. Any provision of this Note which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Note.

                  (c) The holder of this Note shall have the right, at its option, to declare the entire unpaid principal balance of this Note, irrespective of the maturity date of this Note, immediately due and payable, together with accrued interest, if the Borrower (or any affiliate of the Borrower) sells, transfers or disposes of any portion of the Collateral identified in the Security Agreement.



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                  Notwithstanding the above, if an Event of Default first occurs on or prior to the end of the twelve (12) month period following a Change in Control, the holder of this Note may not cause the Note or the principal of or the accrued interest on this Note to become due and payable prior to the second anniversary of such Change in Control or the Repayment Date, if earlier.

                  10. Costs of Collection. Upon the failure of the Borrower to pay any amount due hereunder as and when due, the Borrower shall pay on demand any and all costs and expenses (including, without limitation, all court costs and attorneys' fees) incurred by the holder hereof in connection with the collection of any outstanding principal balance and interest accrued hereunder (whether or not suit is filed to enforce the terms hereof), and in connection with the enforcement of any rights or remedies provided for pursuant to this Note and the Security Agree ment. If not paid on demand, all such costs and expenses automatically shall be added to the remaining principal balance hereunder as of the date immediately following the date of such demand.

                  11. Change In Control. For purposes of this Note, "Change in Control" shall mean the occurrence of any of the following events:

                  (a) an acquisition (other than directly from the Lender) of any voting securities of the Lender (the "Voting Securities) by any "person" (as the term "person" is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such person has "beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) ("Beneficial Ownership") of 20% or more of the combined voting power of the Lender's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has oc curred, Voting Securities that are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition that would cause a Change in Control. "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (1) the Lender or (2) any corporation, partnership or other person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Lender or in which the Lender serves as a general partner or manager (a "Subsidiary"), (B) the Lender or any Subsidiary, or (C) any person in connection with a Non-Control Transaction (as hereinafter defined);

                  (b) the individuals who constitute the Board of Directors of the Lender as of the date hereof (the "Incumbent Board") cease for any reason to constitute at least two-thirds (2/3) of the Board of Directors; provided, however, that if the election, or nomination for election by the Lender's stockholders, of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent



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Board, such new director shall be considered as a member of the Incumbent Board;
provided, further, that no individual shall be considered a member of the Incum bent Board if such individual initially assumed office as a result of either an actual or threatened "election contest" (as described in Rule 14a-11 promulgated under the Exchange Act) (an "Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Direc tors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                  (c) approval by stockholders of the Lender of: (A) a merger, consolidation, share exchange or reorganization involving the Lender, unless (1) the stockholders of the Lender, immediately before such merger, consolidation, share exchange or reorganization, own, directly or indirectly immediately follow ing such merger, consolidation, share exchange or reorganization, at least 80% of the combined voting power of the outstanding voting securities of the corporation that is the successor in such merger, consolidation, share exchange or reorganiza tion (the "Surviving Company") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation, share exchange or reorganization, (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation, share exchange or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Com pany, and (3) no persons (other than the Lender or any Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Lender, the Surviving Company or any Subsidiary, or any person who, immediately prior to such merger, consolidation, share exchange or reorganization had Beneficial Ownership of 15% or more of the then outstanding Voting Securities has Beneficial Ownership of 15% or more of the combined voting power of the Surviving Company's then outstanding voting securities (a transaction described in clauses (1) through (3) is referred to herein as "Non-Control Transaction"); (B) a complete liquidation or dissolution of the Lender; or (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Lender to any person (other than a transfer to a Subsidiary).

                  Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person (a "Subject Person") acquired Benefi cial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Lender that, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Lender, and after such share acquisi tion by the Lender, such Subject Person becomes the Beneficial Owner of any



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additional   Voting  Securities  that  increases  the  percentage  of  the  then outstanding Voting Securities Beneficially Owned by such Subject Person, then a Change in Control shall occur.

                  12. Waiver. The Borrower hereby waives any right it might otherwise have to require notice or acceptance by any other person of its obliga tions or liabilities under this Note which are unconditional and absolute and waives diligence, presentment, demand of payment, protest and notice with respect to all of the obligations of the Borrower under this Note and with respect to any action under this Note and all other notices and demands whatsoever, except as specif ically provided for in this Note. This Note may be amended, and the observance of any term of this Note may be waived, with (and only with) the written consent of the Lender.

                  13. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Colorado.

                  14. Assignment or Pledge of Note. The Lender shall promptly notify the Borrower of any endorsement, assignment, pledge or hypothecation of this Note to a person not affiliated with the Lender.

                  15. Loss, Mutilation, Etc. Upon notice from the holder of this Note to the Borrower of the loss, theft, destruction or mutilation of this Note, and upon receipt of an indemnity reasonably satisfactory to the Borrower from the holder of this Note or, in the case of mutilation hereof, upon surrender of the mutilated Note, the Borrower will make and deliver a new note of like tenor in lieu of this Note.

                  16. Notices. All notices and other communications required or permitted under this Note shall be in writing and shall be personally delivered or sent by certified first class United States mail, postage prepaid, return receipt requested, and if mailed and shall be deemed to have been received on the third business day after deposit in the mail, addressed to the Lender, Asset Investors Operating Partnership, L.P., 3410 S. Galena Street, Suite 210, Denver, Colorado 80231, Attention: Chief Financial Officer, or to the Borrower at the address set forth below the Borrower's signature. Notice of any change of either party's ad dress shall be given by written notice in the manner set forth in this paragraph.

                      (the next page is the signature page)




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                  IN WITNESS WHEREOF, the Borrower has executed this Note on the date first above written.

                                                     BORROWER:


                                                     /s/Robert G. Blatz
                                                     ------------------
                                                     (Signature of Borrower)

                                                     Robert G. Blatz
                                                     2637 McCormick Drive
                                                     Clearwater, FL 34619-1041
                                                     (727) 669-4791




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